UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2012

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Financial Information

On November 21, 2012, Commodore Acquisition Sub, LLC, a Delaware limited liability company (“BCA Buyer”) and wholly-owned subsidiary of Acadia Healthcare Company, Inc., a Delaware corporation (“Acadia”), entered into an Acquisition Agreement (the “Acquisition Agreement”) with Behavioral Centers of America, LLC, a Delaware limited liability company (“BCA”), Behavioral Centers of America Holdings, LLC, a Delaware limited liability company (“Holdings”), Linden BCA Blocker Corp., a Delaware corporation (“Linden Blocker”), SBOF-BCA Holdings Corporation, a Delaware corporation (“Siguler Blocker”), HEP BCA Holdings Corp., a Delaware corporation (“HEP Blocker” and together with Linden Blocker and Siguler Blocker, the “Blockers”), Siguler Guff Small Buyout Opportunities Fund, LP, a Delaware limited partnership, and Siguler Guff Small Buyout Opportunities Fund (F), LP, a Delaware limited partnership (together, “Siguler”), Health Enterprise Partners, L.P., a Delaware limited partnership, and HEP BCA Co-Investors, LLC, a Delaware limited liability company (together, “HEP”), and Linden Capital Partners A, LP, a Delaware limited partnership (“Linden”). Under the terms of the Acquisition Agreement, (i) Linden, Siguler and HEP will sell to BCA Buyer, and BCA Buyer will buy from Linden, Siguler and HEP, all of the outstanding capital stock of the Blockers, and (ii) Holdings will sell to BCA Buyer and BCA Buyer will buy from Holdings, all of the outstanding membership interests of BCA held by Holdings, such that BCA Buyer will own, directly or indirectly, all of the outstanding membership interests of BCA.

On November 23, 2012, Acadia entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with 2C4K, LP, a Texas limited partnership (“2C4K”), ARTC Acquisitions, Inc., a Delaware corporation (“ARTC”, and together with 2C4K, each a “Seller” and collectively, the “AmiCare Sellers”), and Acadia Vista, LLC, a Delaware limited liability company and wholly-owned subsidiary of Acadia (“AmiCare Buyer”). Under the terms of the Purchase Agreement, the AmiCare Sellers will sell to AmiCare Buyer, and AmiCare Buyer will buy from the AmiCare Sellers, all of the outstanding membership interests of AmiCare Behavioral Centers, LLC, a Delaware limited liability company (“AmiCare”).

BCA, AmiCare and their respective subsidiaries are engaged in the business of owning, operating and managing behavioral healthcare facilities. The closing of each of the BCA and AmiCare transactions is subject to the satisfaction of certain conditions. If these conditions are satisfied, Acadia expects to close the transactions in late December 2012.

The purpose of this Current Report on Form 8-K is to file the following historical and pro forma financial information and other items set forth in Item 9.01 hereto, all of which are incorporated by reference herein, to provide required financial information relating to Acadia’s significant acquisitions, some of which has been filed previously with the Securities and Exchange Commission:

Unaudited Pro Forma Condensed Combined Financial Information of Acadia and its Subsidiaries

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2012

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2011

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2012

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2011

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

Behavioral Centers of America, LLC and Subsidiaries Consolidated Financial Statements

Unaudited Condensed Consolidated Financial Statements

•	Unaudited Consolidated Balance Sheets as of September 30, 2012 and December 31, 2011

•	Unaudited Consolidated Statements of Operations and Changes in Member’s Equity for the Nine Months Ended September 30, 2012 and September 30, 2011

•	Unaudited Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2012 and September 30, 2011

•	Notes to Unaudited Consolidated Financial Statements

Audited Consolidated Financial Statements

•	Report of Independent Auditors

•	Consolidated Balance Sheets as of December 31, 2011 and 2010

•	Consolidated Statements of Operations and Changes in Member’s Equity for the Years Ended December 31, 2011 and 2010

•	Consolidated Statements of Cash Flows for the Years Ended December 31, 2011 and 2010

•	Notes to Consolidated Financial Statements

AmiCare Behavioral Centers, LLC and Subsidiaries Consolidated Financial Statements

Unaudited Condensed Consolidated Financial Statements

•	Unaudited Consolidated Balance Sheets as of September 30, 2012 and December 31, 2011

•	Unaudited Consolidated Statements of Operations for the Nine Months Ended September 30, 2012 and September 30, 2011

•	Unaudited Consolidated Statement of Changes in Members’ Equity for the Nine Months Ended September 30, 2012

•	Unaudited Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2012 and September 30, 2011

•	Notes to Unaudited Consolidated Financial Statements

Audited Consolidated Financial Statements

•	Report of Independent Auditors

•	Consolidated Balance Sheet as of December 31, 2011

•	Consolidated Statement of Operations for the Year Ended December 31, 2011

•	Consolidated Statement of Changes in Members’ Equity for the Year Ended December 31, 2011

•	Consolidated Statement of Cash Flows for the Year Ended December 31, 2011

•	Notes to Consolidated Financial Statements

Haven Hospital Holdings, LLC and Haven Hospital Holdings of Texas, LLC Combined Financial Statements

On March 1, 2012, Acadia completed the acquisition of three inpatient behavioral healthcare facilities with a combined 166 licensed beds from Haven Behavioral Healthcare Holdings, LLC.

Audited Combined Financial Statements

•	Report of Independent Auditors

•	Combined Balance Sheets as of December 31, 2011 and December 31, 2010

•	Combined Income Statements for the Years Ended December 31, 2011 and December 31, 2010

•	Combined Statements of Members’ Equity for the Years Ended December 31, 2011 and December 31, 2010

•	Combined Statements of Cash Flows for the Years Ended December 31, 2011 and December 31, 2010

•	Notes to Combined Financial Statements

Youth and Family Centered Services, Inc. and Subsidiaries Consolidated Financial Statements

On April 1, 2011, Acadia acquired Youth and Family Centered Services, Inc., the largest private, for-profit provider of behavioral health, education and long term support services exclusively for abused and neglected children and adolescents.

Unaudited Condensed Consolidated Financial Statements

•	Unaudited Consolidated Balance Sheets as of March 31, 2011 and December 31, 2010

•	Unaudited Consolidated Statements of Operations for the Three Months Ended March 31, 2011 and March 31, 2010

•	Unaudited Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2011 and March 31, 2010

•	Notes to Unaudited Consolidated Financial Statements

Audited Consolidated Financial Statements

•	Report of Independent Auditors

•	Consolidated Balance Sheets as of December 31, 2010 and 2009

•	Consolidated Statements of Operations for the Years Ended December 31, 2010, 2009 and 2008

•	Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2010, 2009 and 2008

•	Consolidated Statements of Cash Flows for the Years Ended December 31, 2010, 2009 and 2008

•	Notes to Consolidated Financial Statements

PHC, Inc. and Subsidiaries Consolidated Financial Statements

On November 1, 2011, Acadia completed the acquisition of PHC, Inc. (“PHC”), a publicly-traded behavioral health services company providing psychiatric services to individuals who have behavioral health disorders, including alcohol and drug dependency.

Unaudited Condensed Consolidated Financial Statements

•	Unaudited Consolidated Balance Sheets as of September 30, 2011 and June 30, 2011

•	Unaudited Consolidated Statements of Operations for the Three Months Ended September 30, 2011 and September 30, 2010

•	Unaudited Consolidated Statements of Cash Flows for the Three Months Ended September 30, 2011 and September 30, 2010

•	Notes to Unaudited Consolidated Financial Statements

Audited Consolidated Financial Statements

•	Report of Independent Registered Public Accounting Firm

•	Consolidated Balance Sheets as of June 30, 2011 and 2010

•	Consolidated Statements of Income for the Years Ended June 30, 2011 and 2010

•	Consolidated Statements of Changes in Stockholders’ Equity for the Years Ended June 30, 2011 and 2010

•	Consolidated Statements of Cash Flows for the Years Ended June 30, 2011 and 2010

•	Notes to Consolidated Financial Statements

HHC Delaware, Inc. and Subsidiary Consolidated Financial Statements

In July 2011, PHC had acquired all of the assets of HHC Delaware, Inc., consisting principally of the MeadowWood Behavioral Health System, an acute care psychiatric hospital (“MeadowWood”). Acadia acquired MeadowWood when it acquired PHC.

Consolidated Financial Statements

•	Report of Independent Auditors

•	Consolidated Balance Sheets as of December 31, 2010 and 2009 (Predecessor) and as of June 30, 2011 (Unaudited)

•

Consolidated Statements of Operations and Changes in Invested Equity (Deficit) for the period from November 16, 2010 to December 31, 2010, for the period from January 1, 2010 to November 15, 2010 (Predecessor), the year ended December 31, 2009 (Predecessor) and the six months ended June 30, 2011 (Unaudited) and 2010 (Unaudited and Predecessor)

•

Consolidated Statements of Cash Flows for the period from November 16, 2010 to December 31, 2010, for the period from January 1, 2010 to November 15, 2010 (Predecessor), the year ended December 31, 2009 (Predecessor) and the six months ended June 30, 2011 (Unaudited) and 2010 (Unaudited and Predecessor)

•	Notes to Consolidated Financial Statements

Senior Secured Credit Facility

In connection with its acquisition of Park Royal Hospital on November 11, 2012, Acadia entered into the sixth amendment to its Senior Secured Credit Facility to allow for the assumption of approximately $23.0 million in debt as part of the transaction. The amendment is filed as Exhibit 10.1 attached hereto and is incorporated by reference herein.

In connection with the proposed acquisitions of BCA and AmiCare, Acadia anticipates amending the Senior Secured Credit Facility to provide for a credit facility of approximately $389.0 million. We anticipate that the Senior Secured Credit Facility will provide for a $75.0 million revolver, a $149.0 million Existing Term Loan and a $165.0 million Incremental Term Loan A. Acadia is currently negotiating such an amendment and expects it to be effective commensurate with the closing of the acquisitions of BCA and AmiCare in late December 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Sixth Amendment to the Credit Agreement, dated as of November 9, 2012, by and among Bank of America, NA (Administrative Agent, Swing Line Lender and L/C Issuer), Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC), and the lenders listed on the signature pages thereto

23.1	Consent of Lattimore Black Morgan & Cain, an independent registered public accounting firm, with respect to the audited financials of Behavioral Centers of America, LLC

23.2	Consent of Lattimore Black Morgan & Cain, an independent registered public accounting firm, with respect to the audited financials of AmiCare Behavioral Centers, LLC

23.3	Consent of Ernst & Young LLP, independent auditors, with respect to the audited combined financials of Haven Hospital Holdings, LLC and Haven Hospital Holdings of Texas, LLC

23.4	Consent of Ernst & Young LLP, independent auditors, with respect to the audited financials of Youth and Family Centered Services, Inc. and Subsidiaries

23.5	Consent of BDO USA, LLP, an independent registered public accounting firm, with respect to the audited financials of PHC, Inc. and Subsidiaries

23.6	Consent of Ernst & Young LLP, independent auditors, with respect to the audited financials of HHC Delaware, Inc. and Subsidiary

99.1	Unaudited Pro Forma Condensed Combined Financial Information listed in Item 8.01

99.2	Financial Statements of Behavioral Centers of America, LLC and Subsidiaries listed in Item 8.01

99.3	Financial Statements of AmiCare Behavioral Centers, LLC and Subsidiaries listed in Item 8.01

99.4	Financial Statements of Haven Hospital Holdings, LLC and Haven Hospital Holdings of Texas, LLC listed in Item 8.01

99.5	Financial Statements of Youth and Family Centered Services, Inc. and Subsidiaries listed in Item 8.01

99.6	Financial Statements of PHC, Inc. and Subsidiaries listed in Item 8.01

99.7	Financial Statements of HHC Delaware, Inc. and Subsidiary listed in Item 8.01

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: December 4, 2012	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Sixth Amendment to the Credit Agreement, dated as of November 9, 2012, by and among Bank of America, NA (Administrative Agent, Swing Line Lender and L/C Issuer), Acadia Healthcare Company, Inc. (f/k/a Acadia Healthcare Company, LLC), and the lenders listed on the signature pages thereto

23.1	Consent of Lattimore Black Morgan & Cain, an independent registered public accounting firm, with respect to the audited financials of Behavioral Centers of America, LLC

23.2	Consent of Lattimore Black Morgan & Cain, an independent registered public accounting firm, with respect to the audited financials of AmiCare Behavioral Centers, LLC

23.3	Consent of Ernst & Young LLP, independent auditors, with respect to the audited combined financials of Haven Hospital Holdings, LLC and Haven Hospital Holdings of Texas, LLC

23.4	Consent of Ernst & Young LLP, independent auditors, with respect to the audited financials of Youth and Family Centered Services, Inc. and Subsidiaries

23.5	Consent of BDO USA, LLP, an independent registered public accounting firm, with respect to the audited financials of PHC, Inc. and Subsidiaries

23.6	Consent of Ernst & Young LLP, independent auditors, with respect to the audited financials of HHC Delaware, Inc. and Subsidiary

99.1	Unaudited Pro Forma Condensed Combined Financial Information listed in Item 8.01

99.2	Financial Statements of Behavioral Centers of America, LLC and Subsidiaries listed in Item 8.01

99.3	Financial Statements of AmiCare Behavioral Centers, LLC and Subsidiaries listed in Item 8.01

99.4	Financial Statements of Haven Hospital Holdings, LLC and Haven Hospital Holdings of Texas, LLC listed in Item 8.01

99.5	Financial Statements of Youth and Family Centered Services, Inc. and Subsidiaries listed in Item 8.01

99.6	Financial Statements of PHC, Inc. and Subsidiaries listed in Item 8.01

99.7	Financial Statements of HHC Delaware, Inc. and Subsidiary listed in Item 8.01